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                                                                   Exhibit 10.19
                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                                        Under 17 C.F.R. Sections
                                                200.80(b)(4), 200.83 and 230.406



                            NONCOMPETITION AGREEMENT



                  THIS NONCOMPETITION AGREEMENT (this "Agreement"), dated as of this 31st day of July, 1996 is being entered into by and among LUCENT TECHNOLOGIES INC., a Delaware corporation ("Lucent"), PARADYNE PARTNERS, L.P., a Delaware limited partnership ("the Partnership"), PARADYNE ACQUISITION CORP., a Delaware corporation ("PAC"), AT&T PARADYNE CORPORATION, a Delaware corporation ("Paradyne"), and CAP ACQUISITION CORP., a Delaware corporation ("CAPCo") ( the Partnership, PAC, Paradyne and CAPCo are collectively referred to herein as the "Acquisition Persons").

                                    RECITALS



                  A. Lucent is the sole stockholder of Paradyne and has in its possession valuable knowledge and information concerning the business of Paradyne.

                  B. Pursuant to a Purchase Agreement dated as of June 18, 1996 by and among Lucent, Paradyne, the Partnership, PAC, Rental Acquisition Corp., CAPCo and Lease Acquisition Corp. (the "Purchase Agreement"), Lucent is selling all of the outstanding shares of capital stock of Paradyne to PAC, selling certain assets to CAPCo and causing the sale of certain assets of Paradyne to CAPCo. It is a condition to the obligations of the Partnership, CAPCo and PAC to consummate the transactions contemplated by Purchase Agreement that Lucent execute and deliver this Agreement.

                  C. Lucent and Paradyne have conducted and are conducting their respective businesses on a worldwide basis.

                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                  Section 1. General Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. As used herein, the following terms have the following meanings:

                  "Current Paradyne Products" shall mean the Paradyne products listed on Schedule I hereto.

                  "Lucent Subsidiary" means any direct or indirect Subsidiary of Lucent.

                  "Paradyne Competitor" as of a specified time means a Person then engaged in, either directly or indirectly through a Subsidiary, one or more activities that constitute Paradyne Competition.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any governmental agency or political subdivision.
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                  "Stand-Alone Product" shall mean any product that is marketed or sold by a Person as a separate product, provided, however that a product which a Person markets and generally sells as an integrated component or part of a materially larger system with significantly broader functionality, which system is being sold by such Person, will not be deemed to be a Stand-Alone Product even if it is also sold as a spare or replacement part for a component or part of such larger systems and has relatively incidental sales to potential customers for such larger systems.

                  "Subsidiary" shall mean, with respect to a Person, a corporation, partnership, limited liability company or other entity in which such Person holds an equity interest constituting a majority in respect of the voting power of all equity or ownership interests of such entity.

                  "Substantially Similar Product" means a product that is substantially similar in design, functionality and operating characteristics to and competes in the marketplace with (or, as to products not yet being marketed, will upon introduction in the marketplace compete with) any Current Paradyne Product.

                  Section 2. Basic Restrictions. Except as provided in Section 4 below, Lucent shall not, and shall not permit any Lucent Subsidiary to, at any time during the four year period commencing on the date of this Agreement:

                                        (i) engage in any Paradyne Competition
anywhere in the world; or

                                        (ii) be or become a stockholder, owner
or co-owner of, or partner in, or acquire any material debt interest in, any Paradyne Competitor anywhere in the world (the "Competitor Acquisition Restrictions); or

                                        (iii) provide consulting or management
services to any Paradyne Competitor, other than customer support services for Lucent or Lucent Subsidiary products the design, development, production, manufacture or assembly of which does not otherwise violate this Agreement.

                  Section 3. Definitions of Competition.

                  For the purposes of this Agreement, a Person shall be deemed to be engaged in Paradyne Competition if and only if:

                  (a) such Person engages in the design, development, production, manufacture or assembly of a Substantially Similar Product and markets or sells it as a Stand-Alone Product unless:

                           (i) neither Paradyne nor CAPCo then offers the
corresponding Current Paradyne Product; or

                           (ii) there is a similarly situated customer with
respect to a corresponding Current Paradyne Product, and neither Paradyne nor CAPCo then offers such

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Current Paradyne Product to Lucent or a Lucent Subsidiary on terms and conditions which are at least as favorable to Lucent or a Lucent Subsidiary as those Paradyne or CAPCo, as the case may be, offers similarly situated customer(s); or

                           (iii) Paradyne has no other similarly situated
customers for the corresponding Current Paradyne Product and does not agree to supply such Current Paradyne Product to Lucent on terms previously agreed to by Lucent or a Lucent Subsidiary with respect to such Current Paradyne Product in accordance with the Supply Agreement executed pursuant to Section 1.8(a) of the Purchase Agreement; or

                           (iv) CAPCo and Lucent or a Lucent Subsidiary have a
supply agreement relating to the corresponding Current Paradyne Product and CAPCo has no other similarly situated customers for such Current Paradyne Product and CAPCo does not agree to supply such Current Paradyne Product to Lucent on terms previously agreed to by Lucent or a Lucent Subsidiary with respect to such Current Paradyne Product in accordance with such supply agreement; or

                  (b) such Person engages in the design, development, production, manufacture or assembly of a Substantially Similar Product other than as a Stand-Alone Product without offering Paradyne (and CAPCo with respect to those Current Paradyne Products offered by CAPCo) a Right of First Refusal (as defined in Section 4(c) below). In this regard, the performance of installation, maintenance or repair services with respect to products shall not be deemed to constitute "assembly" of such products, nor will the licensing of intellectual property be deemed the sale of a product.

                  Section 4. Exceptions to Restrictions. The restrictions set forth in Section 2 above shall be subject to the following exceptions:

                  (a) The design, development, production, manufacture or assembly and sale of a Substantially Similar Product by a Person shall not be deemed to constitute Paradyne Competition unless such Substantially Similar Product falls within one of the following product categories and the gross revenues received by such Person from the sales of Substantially Similar Products in such Product Category in any twelve month period exceeds $[***]:

                               (i)   [***]

                               (ii)  [***]

                               (iii) [***]

                               (iv)  [***]

                               (v)   [***]

                               (vi)  [***]

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*Confidential Treatment Requested

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                  (b) The design, development, production, manufacture or
assembly and sale of one or more Substantially Similar Products by a Person shall not be deemed to constitute Paradyne Competition unless the aggregate annual gross revenues received by Paradyne from the sale of products that compete with the Substantially Similar Products designed, developed, produced, manufactured or assembled and sold by such Person constitutes more than [***].

                  (c) The design, development, production, manufacture or assembly of one or more Substantially Similar Products that are not Stand-Alone Products by a Person shall not be deemed to constitute Paradyne Competition if such Person has given Paradyne a reasonable opportunity to supply the Substantially Similar Product to such Person and Paradyne is unwilling or unable to provide such products (or satisfactory equivalents) on prices, terms, quantities and schedules that such Person would realize if designing, developing, producing, manufacturing or assembling the products itself (the "Right of First Refusals").

                  (d) The continuation by Lucent or Lucent Subsidiaries of the activities listed on Schedule A hereto shall not be deemed to constitute Paradyne Competition.

                  (e) None of the following shall be deemed to violate the Competitor Acquisition Restriction: (i) the acquisition or holding by Lucent or a Lucent Subsidiary as a passive investment of not more than five percent (5%) of the outstanding capital stock of a Paradyne Competitor provided that the applicable class or classes of capital stock are publicly traded on an established U.S. or foreign national securities exchange, or the NASDAQ National Market, (ii) the extension of loans or credit facilities by any finance subsidiary or division of Lucent to a Paradyne Competitor in the ordinary course of business on an arm's length basis on terms substantially similar to those generally offered customers of Lucent or the obtaining by such subsidiary or division of warrants or other equity kickers in connection with such activities,
(iii) the extension by Lucent or any Lucent Subsidiary of loans to, or the acquisition by any such Person of notes or any other form of debt of, any Paradyne Competitor as seller financing in connection with a sale of any business or non-ordinary course sale of any assets of Lucent or any Lucent Subsidiary and (iv) the extension by Lucent or any Lucent Subsidiary of trade credit to such Paradyne Competitor in the ordinary course of business on an arm's length basis on terms substantially similar to those generally offered customers of Lucent.

                  (f) Neither Lucent nor any Lucent Subsidiary shall be deemed to violate the Competitor Acquisition Restriction if: (i) such Person acquires an interest in a Paradyne Competitor (an "Acquired Person") where the activities of such Acquired Person that cause such Acquired Person to be characterized as a Paradyne Competitor (the "Competing Activities") are secondary to other lines of business carried on by such Acquired Person, (ii) within two (2) years after the acquisition of such interest, such Competing Activities are wound down or disposed of and (iii) during the period prior to such sale or winding-down, such Competing Activities are not integrated with the other businesses of Lucent and the Lucent Subsidiaries in any manner that would materially strengthen, improve or expand any such Competing Activities that are to be sold.

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*Confidential Treatment Requested

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                  (g) The design, development, manufacture, fabrication, sale, lease, licensing, and distribution by the Micro-Electronics Division of Lucent of (i) semiconductor wafers, devices, chips, and components, (ii) energy systems and power products, (iii) printed circuit boards and interconnection components,
(iv) opto-electronic devices, (v) software and firmware associated with any of the foregoing whether used in conjunction therewith or used on a stand-alone basis and (vi) the technologies associated with any of the foregoing shall not be deemed to constitute Paradyne Competition. In addition, Lucent and the Lucent Subsidiaries shall retain the right to engage in the licensing of any and all of its technology associated with the above-listed products whether protected by patent, copyright, trade secret, trademark, mask work right or any other form of protection associated with intellectual property and to engage in contract manufacturing operations for Persons not Affiliates of Lucent. Notwithstanding the above provisions, with respect to Current Paradyne Products, Lucent and the Lucent Subsidiaries will not (except as otherwise permitted herein) design, develop, produce, manufacture or assemble either (x) Substantially Similar Products that are System Level Products or (y) board level products (other than reference design boards) with substantially the same functionality as System Level Products that are Substantially Similar Products. For the purposes of this
Section 4(g), a System Level Product means any product that is functional without requiring additional components or products.

                  Section 5. Acknowledgements by Lucent. Lucent acknowledges that the promises and restrictive covenants it is providing in this Agreement are reasonable and necessary to the Acquisition Persons' protection of their legitimate interests in the acquisition of Paradyne and its assets and certain assets from Lucent pursuant to the Purchase Agreement, including but not limited to Paradyne's goodwill. Lucent acknowledges that, pursuant to the Purchase Agreement, Lucent is selling all of Lucent's shares of stock of Paradyne to PAC, selling certain assets to CAPCo and causing the sale of certain assets of Paradyne to CAPCo. Lucent acknowledges that the amount allocated to this Agreement pursuant to Section 1.5(d) of the Purchase Agreement is not intended to limit the amount of the Damages that may be recovered for any breach by Lucent of this Agreement.

                  Section 6. Independence of Obligations. The covenants of Lucent set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Lucent, on the one hand, and the Acquisition Persons, on the other. The existence of any claim or cause of action by Lucent against any of the Acquisition Persons shall not constitute a defense to the enforcement of such covenants against Lucent.

                  Section 7. Specific Performance. Lucent agrees that in the event of any breach or threatened breach by Lucent of any covenant, obligation or other provision contained in this Agreement, each of the Acquisition Persons shall be entitled (in addition to any other remedy that may be available to them) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

                  Section 8. Nonexclusivity. The rights and remedies of the Acquisition Persons hereunder are not exclusive of or limited by any other rights or remedies which the Acquisition Persons may have, whether at law, in equity, by contract or otherwise, all of which shall be

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cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Acquisition Persons hereunder, and the obligations and liabilities of Lucent hereunder, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, misappropriation of trade secrets and the like.

                  Section 9. Notices. Any notice or other communication required or permitted to be delivered to Lucent or any of the Acquisition Persons under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):

                  if to Lucent:

                  Lucent Technologies Inc.
                  Room 4A71
                  10 Independence Boulevard
                  Warren, New Jersey 07059
                  Attention:  William F. Osl, Jr.
                  Fax:  (908) 508-6088

                  with a copy to:

                  Lucent Technologies Inc.
                  Room A2046
                  131 Morristown Road
                  Basking Ride, New Jersey 07920
                  Attention:  W. Preston Granbery, Esq.
                  Fax:  (908) 9853-4657

                  if to Paradyne:

                  AT&T Paradyne Corporation
                  8545 126th Avenue North
                  Largo, Florida 33773
                  Attention:  President
                  Fax:  (813) 530-2210

                  with a copy to:

                  Paradyne Partners, L.P.
                  201 Main Street, Suite 2420
                  Fort Worth, Texas 76102
                  Attention:  Richard A. Ekleberry, Esq.
                  Fax:  (817) 871-4010

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                  if to the Partnership:

                  Paradyne Partners, L.P.
                  201 Main Street, Suite 2420
                  Fort Worth, Texas 76102
                  Attention:  Richard A. Ekleberry, Esq.
                  Fax:  (817) 871-4010

                  if to PAC:

                  Paradyne Acquisition Corp.
                  8545 126th Ave. North
                  Largo, Florida 33773
                  Attention:  President
                  Fax:  (813) 530-2210

                  with a copy to:

                  Paradyne Partners, L.P.
                  201 Main Street, Suite 2420
                  Fort Worth, Texas 76102
                  Attention:  Richard A. Ekleberry, Esq.
                  Fax:  (817) 871-4010

                  if to CAPCo:

                  CAP Acquisition Corp.
                  8545 126th Ave. North
                  Largo, Florida 33773
                  Attention:  President
                  Fax: (813) 530-2210

                  with a copy to:

                  Paradyne Partners, L.P.
                  201 Main Street, Suite 2420
                  Fort Worth, Texas 76102
                  Attention:  Richard A. Ekleberry, Esq.
                  Fax:  (817) 871-4010

                  Section 10. Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such

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jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) such invalidity of enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

                  Section 11. Governing Law. This Agreement shall be construed in accordance with, and governed in all respect by, the laws of the State of New York (without giving effect to principles of conflicts of laws).

                  Section 12. Waiver. No failure on the part of any of the Acquisition Persons to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any of the Acquisition Persons in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercises thereof or of any other power, right, privilege or remedy. None of the Acquisition Persons shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

                  Section 13. Construction. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

                  Section 14. Entire Agreement. This Agreement and the Purchase Agreement (and the other agreements referred to in the Purchase Agreement) set forth the entire understanding of Lucent and the Acquisition Persons relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between any of such parties relating to the subject matter hereof and thereof.

                  Section 15. Amendments. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Acquisition Persons and Lucent.

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
                  Section 16. Assignment. This Agreement and all obligations hereunder are personal to Lucent and may not be transferred or assigned by Lucent at any time. Each of the Acquisition Persons may assign, in whole or in part, its rights under this Agreement in connection with the acquisition of all or a substantial portion of its assets or business.

                  Section 17. Binding Nature. Subject to Section 16, this Agreement will be binding upon Lucent and Lucent's successors and assigns, and will inure to the benefit of the Acquisition Persons and their respective successors and assigns.

                  Section 18. Attorneys' Fees and Expenses. If any legal action or other legal proceeding relating to the enforcement of any provision of this Agreement is brought against Lucent, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                  LUCENT TECHNOLOGIES INC.


                                  By:  /s/ W. F. Osl, Jr.
                                     ------------------------------------------

                                  PARADYNE PARTNERS, L.P.
                                  by Paradyne GenPar, Inc., its General Partner


                                  By:  /s/ David Stanton
                                     ------------------------------------------

                                  AT&T PARADYNE CORPORATION


                                  By:  /s/ W. F. Osl, Jr.
                                     ------------------------------------------

                                  CAP ACQUISITION CORP.


                                  By:  /s/ David Stanton
                                     ------------------------------------------

                                  PARADYNE ACQUISITION CORP.


                                  By:  /s/ David Stanton
                                     ------------------------------------------

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                                   SCHEDULE A



The following product line [***]:

[***]



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*Confidential Treatment Requested
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                                   SCHEDULE I

                            CURRENT PARADYNE PRODUCTS



-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]

-        [***]





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*Confidential Treatment Requested

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